UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): October 19, 2005
                                                  ----------------

                            Capital Solutions I, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      0-9879                   13-2648442
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(State or Other Jurisdiction         (Commission               (IRS Employer
       of Incorporation)             File number)            Identification No.)

6915 Red Road, Suite 222, Coral Gables, Florida           33143
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(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code: (305) 666-6565
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Rescission Agreement

On October 19, 2005, Capital Solutions I, Inc. (the "Company") entered into and closed a Rescission Agreement (the "Rescission Agreement"), with Bedrock Holdings, Inc. ("Bedrock"), together with each of the Bedrock Shareholders and certain other individuals.

Pursuant to the terms of the Rescission Agreement a Share for Share Exchange Agreement which had closed on May 16, 2005 was rescinded. The Company previously reported the entry into the Share for Share Exchange Agreement in a Form 8-K dated May 9, 2005 and the subsequent closing of the transaction in a Form 8-K dated May 26, 2005.

Pursuant to the Rescission Agreement the thirty million (30,000,000) shares of common stock which had been issued to the Bedrock Shareholders and certain other individuals have been cancelled and returned to the treasury. In addition, the Company has returned its shareholding in Bedrock Holdings, Inc. The Company shall assist with the filing of the necessary documents with the State of Florida to reinstate Bedrock as a corporation in good standing.

The parties have made the customary representations and warranties and covenants in the Rescission Agreement.

The closing of the transaction occurred simultaneously with the receipt of the last signature on the Rescission Agreement.

A copy of the Rescission Agreement is attached as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Share Exchange Agreement is qualified in its entirety by reference to the full text of the Share Exchange Agreement.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 19, 2005, Capital Solutions I, Inc. (the "Company") entered into and closed a Rescission Agreement (the "Rescission Agreement"), with Bedrock Holdings, Inc. ("Bedrock"), together with each of the Bedrock Shareholders and certain other individuals.

Pursuant to the terms of the Rescission Agreement a Share for Share Exchange Agreement which had closed on May 16, 2005 was rescinded. The Company previously reported the entry into the Share for Share Exchange Agreement in a Form 8-K dated May 9, 2005 and the subsequent closing of the transaction in a Form 8-K dated May 26, 2005.

Pursuant to the Rescission Agreement the thirty million (30,000,000) shares of common stock which had been issued to the Bedrock Shareholders and certain other individuals have been cancelled and returned to the treasury. In addition, the Company has returned its shareholding in Bedrock Holdings, Inc. The Company shall assist with the filing of the necessary documents with the State of Florida to reinstate Bedrock as a corporation in good standing.

ITEM 9.01.  EXHIBITS

(c) Exhibits

     Exhibit No.          Description
     -----------  --------------------------------------------------------------
         2.1 Rescission Agreement, dated October 19, 2005 by and between the Registrant and Bedrock Holdings, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Capital Solutions I, Inc.


Date: October 19, 2005                    By: /s/ Christopher Astrom
                                             -----------------------------------
                                          Name: Christopher Astrom
                                               ---------------------------------
                                          Title: President
                                                --------------------------------


                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       ------------------------------------------------------------
    2.1           Rescission Agreement, dated October 19, 2005 by and between the Registrant and Bedrock Holdings, Inc.